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                                                                    EXHIBIT 23.1

                              ARTHUR ANDERSEN LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Capital Pacific Holdings, Inc.:

     As independent public accountants, we hereby consent to the use of our report dated April 28, 1995, incorporated by reference in this Form S-3 registration statement for the year ended February 28, 1995 and to all references to our Firm included in this registration statement.

                                          /s/  ARTHUR ANDERSEN LLP

Orange County, California

December 29, 1995